[HARDING, LOEVNER LOGO]

                   HARDING, LOEVNER FUNDS, INC. (THE "FUND")
                         PROSPECTUS DATED MARCH 1, 2003
                     SUPPLEMENT DATED AS OF JANUARY 6, 2004


The third paragraph under the heading "Redemptions" on page 18 of the Fund's prospectus is deleted and replaced with the following:

     A redemption fee of 2% of the value of the shares redeemed will be imposed on shares of a Portfolio redeemed 90 days or less after their date of purchase. The redemption fee does not apply to 401(k) accounts and accounts affiliated with wealth management programs that do not permit market timing. Transactions in these wealth management program accounts are monitored by the sponsors of such plans to reasonably ensure that market timing does not occur. The redemption fee is intended to limit short-term trading in the Portfolios or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. The redemption fee will be paid to the appropriate Portfolio. While the Fund is committed to preventing market timing and disruptive short-term trading in the Portfolios, there is no guarantee that the Fund or its agents will be able to detect all instances of market timing and short-term trading.


The last sentence of the fourth bullet point on page 17 of the Fund's prospectus is deleted and is replaced with the following:

     Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at 11:00 a.m. Eastern Standard Time at the bid price, except for the Royal Currencies (United Kingdom, Ireland, European Currency Unit, Australia and New Zealand), which are valued at the ask price.